SUPPLEMENT TO THE FIDELITY NEW YORK MUNICIPAL FUNDS' MARCH 31, 1997
PROSPECTUS
   As of January 22, 1998, Fidelity New York Insured Municipal Income Fund was merged into Fidelity New York Municipal Income Fund and shareholders of Fidelity New York Insured Municipal Income Fund became shareholders of Fidelity New York Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on December 17, 1997. Fidelity New York Insured Municipal Income Fund ceased to exist and is not offered.
The following information replaces similar information found in "Expenses" beginning on page 6:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 33 for an explanation of how and when these charges apply.
SALES CHARGE ON PURCHASES              NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS   NONE

ANNUAL ACCOUNT MAINTENANCE FEE         $12.00
(FOR ACCOUNTS UNDER $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
23).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
NEW YORK INCOME
MANAGEMENT FEE (AFTER REIMBURSEMENT)   0.37%

12B-1 FEE                              NONE

OTHER EXPENSES                         0.16%

TOTAL FUND OPERATING EXPENSES          0.53%
(AFTER REIMBURSEMENT)

NEW YORK INSURED
MANAGEMENT FEE (AFTER REIMBURSEMENT)   0.35%

12B-1 FEE                              NONE

OTHER EXPENSES                         0.20%

TOTAL FUND OPERATING EXPENSES          0.55%
(AFTER REIMBURSEMENT)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expense and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you closed your account after the number of years indicated.
NEW YORK INCOME
1 YEAR     $ 5

3 YEARS    $ 17

5 YEARS    $ 30

10 YEARS   $ 66

NEW YORK INSURED
1 YEAR     $ 6

3 YEARS    $ 18

5 YEARS    $ 31

10 YEARS   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective January 9, 1998, FMR has agreed to reimburse Fidelity New York Municipal Income Fund through December 31, 1999 to the extent that total operating expenses exceed 0.53% of its average net assets; after December 31, 1999, the fund's expenses could increase. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
Effective April 1, 1997, FMR voluntarily agreed to reimburse Fidelity New York Insured Municipal Income Fund to the extent that total operating expenses exceed 0.55% of its average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.20%, and 0.59%, respectively for New York Insured and 0.39%, 0.16% and 0.55%, respectively for New York Income. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The following changes became effective
April 1, 1997:
Fidelity New York Insured Municipal Income Fund closed to new accounts pending the Reorganization.
With respect to Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund, the minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
With respect to Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund, the minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums with respect to Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund.